GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Feb. 28, 2014
Notes to Financial Statements
Note 5 - GOODWILL AND INTANGIBLE ASSETS

Goodwill

The changes in the carrying amount of goodwill for the years ended February 28, 2014 and February 28, 2013 are as follows:

Balance as of February 29, 2012:	$60,979,183
Impairment	(25,919,000)
Balance as of February 28, 2013:	35,060,183
Additions/Impairment	-
Balance as of February 28, 2014:	$35,060,183

On December 1, 2013, we performed our qualitative annual review for impairment.  This review was based upon the valuation approach described in Note 2 – Summary of Significant Accounting Policies-Goodwill.  We evaluated several factors including the underlying fundamentals of the business, industry trends, and the macroeconomic environment and concluded that it was more likely than not that the fair value of goodwill was greater than the carrying amount and there was no indication of impairment.  Subsequent to December 1, 2013, we determined that the then recent decline in the trading values of our common stock and revenue trends during the second half of fiscal 2014 were sufficient indicators of potential impairment to trigger an interim goodwill impairment analysis for the Mobile Marketing and Advertising (“MMA”) reporting unit, the only reporting unit which has allocated goodwill.  We performed the first step of the of the quantitative goodwill impairment assessment and concluded that there was no indication of impairment.  As such, step two was not performed and no impairment charge was recognized for the year ended February 28, 2014.

In conducting the step one analysis, we estimated the fair value of goodwill using a blend of our implied fair value base in part on our market capitalization as derived by the trading value of our common stock as well as the income approach, to determine the present value of future cash flows.  We relied upon our estimates of revenue growth trends, future cash flows, operating results, business plans, industry growth estimates, and marketplace data to determine the estimated fair value of goodwill. Our estimates of future revenue growth and cash flows were derived from historical trends that we expect to continue in fiscal 2015 and beyond including high customer retention rate, high success rate selling multiple products to existing customers, successful expansion of our customer base, our historical compound annual growth rates of specific product lines which we plan to emphasize going forward, and our operating cost reduction accomplishments. Additionally, our estimates are supported by expected new product introductions or enhancements planned for fiscal 2015 which are expected to generate new revenue streams, strong forecasted industry growth, and our expected shift in future product mix to high growth, higher margin product lines.

Prior to completing the goodwill impairment test, we tested the recoverability of the MMA reporting unit’s long-lived assets (other than goodwill) and concluded that the assets were not impaired.  In order to assess the reasonableness of the calculated fair values of our reporting units, we also compared the sum of the reporting units’ fair values to our market capitalization and concluded that the implied control premium (the excess of the reporting unit’s fair values over the market capitalization) was reasonable.

During the fiscal quarter ended November 30 2012, we determined that sufficient indicators of potential impairment existed to require an interim goodwill impairment analysis for the Mobile Marketing and Advertising (“MMA”) reporting unit, the only reporting which has allocated goodwill. These indicators included the then recent trading values of our common stock, coupled with market conditions, recurring losses and the restructuring undertaken during the period. We assessed the impact of the errors relating to the Hipcricket and JAGTAG transactions on our interim goodwill impairment analysis that was performed as of November 30, 2012.  Due to the increased carrying value of the MMA reporting unit resulting from the adjustments described above, the first step failed and the second step of the impairment test was required to be performed as of November 30, 2012.  As a result of the second step, the implied fair value of goodwill was $35.1 million and we recognized an impairment loss of $25.9 million during the fiscal year 2013.

Prior to completing the goodwill impairment test during fiscal year 2013, we tested the recoverability of the MMA reporting unit’s long-lived assets (other than goodwill) and concluded that such assets were not impaired.

Intangible Assets

Intangible assets relate to patent filing and patent protection litigation costs as well as customer relationships, trade names and technology obtained in past acquisitions. With the exception of the Hipcricket trade name carried at $8.7 million, the intangible assets have finite lives and, as such, are subject to amortization.  As of February 28, 2014, the weighted average remaining useful life of the finite-lived intangible assets was two years.

Identified intangible assets subject to amortization are included in both reporting units of our single operating segment.

In the third fiscal quarter of 2013, ended November 30, 2012, we entered into negotiations with a potential buyer for the sale of certain of our assets including certain GEOS and JAGTAG IP patents. We reached a conclusion that these patent assets met all of the criteria to be held for sale and had an estimated value of $3.5 million. We estimated the fair value of the patents by calculating the expected proceeds to be received through a sale, exclusive license agreement and royalties that would have been paid to a third party had we not owned the patents. We applied a discounted cash flow model based on certain scenarios, but significantly weighted towards outright sale given our intent to dispose or exclusively license the rights to these patents. In estimating the fair value of these patents, we used our own assumptions about the use of the patents by a market participant and considered all available evidence. We classified these intangible assets as held for sale as of November 30, 2012.  In March 2013, we closed a transaction with the buyer which did not include sale of the GEOS and JAGTAG IP patents. As part of our September 2012 restructuring plan, we planned to sell these patents while retaining the right to use them in our technology as a stated means of deriving value from the assets. At that time, we concluded that it was probable that we would continue to market the patents for sale and that it was likely such a sale would be completed within one year.

In the third fiscal quarter of 2014, ended November 30, 2013, we discontinued efforts to actively market these patents for sale. Consequently, we have reclassified these intangible assets from “held for sale” to “held and used.” In estimating the fair value of the patents upon transfer to held and used, we evaluated current industry trends for the types of technology covered or enabled by these patents and used our own assumptions about the use of the patents by market participants. For the quarter ended November 30, 2013, we reclassified $3.1 million from Intangible Assets Held for Sale to held and used, and recognized a $376,984 charge upon reclassification equal to the estimated amortization expense that would have been attributed to the assets if they had been continuously held and used for the past year.

During the fourth fiscal quarter of 2014, we tested the recoverability of the JAGTAG and GEOS patents. Estimates of future cash flows used to test these assets for recoverability included only the future cash flows that we believe would be directly associated with and that we expect would arise as a direct result of the use of this group of patents, based on our assumptions about how we expect to the to use these assets using all available evidence.  As a result of our strategy shift away from pursuing the monetization of patents through patent litigation activities and our focus on mobile advertising and mobile marketing revenue growth in the future using our AD LIFE Platform, which does not use the JAGTAG and GEOS patents in a material manner, we are unable to reasonably estimate positive future cash flows attributable to these assets.  We had ongoing efforts through much of fiscal 2014 to sell or license the patent portfolio but we were not able to complete a definitive transaction, which prompted our decision to reclassify the assets from held for sale to held and used in the third fiscal quarter of 2014.  Based on this re-assessment of the plan for use of these patents, we have estimated the present fair value of the JAGTAG and GEOS patents to be zero, which is intended to represent the exit price of the asset in the current market, not the potential value of the asset at some future date.  We do believe these patents have some value and that the capabilities that these patents cover could be incorporated into our AD LIFE Platform in the future.  However, based on our current operating plan using our most recent understanding of market demand for our product, we do not expect to add the capabilities covered by the JAGTAG and GEOS patents to our Platform development activities in the foreseeable future.  As a result, we recorded an impairment write down of $3.1 million, which was equal to the carrying value of the patents immediately prior to the adjustment.  The impairment charge is included in the Impairment of intangible assets and investments within the 2014 statement of operations.

During fiscal year 2014, we settled our litigation case with Millennial Media, Inc. and wrote down capitalized costs related to this case, resulting in an impairment charge of $87,975. During fiscal year 2013 we settled, dismissed, or abandoned certain litigation efforts to reduce our ongoing legal costs and wrote down the capitalized cost of these cases, resulting in an impairment of these amounts during the fiscal year ended February 28, 2013.

During fiscal year 2013, as a result of efforts undertaken in the third fiscal quarter of 2013 to market certain patents for sale, and as a result of the interim period goodwill impairment assessment, we concluded that a triggering event had occurred requiring us to assess whether the carrying amount of certain of our intellectual property assets was recoverable. Following the completion of the impairment analysis, we determined that the fair value of the JAGTAG and GEOS were less than the carrying value and we recorded an impairment charge of $8.4 million during fiscal year 2013, which was included in the Impairment of intangible assets and investments within  the 2013 statement of operations.

The following table presents the gross carrying value of the components of intangible assets and accumulated amortization:

		As of February 28, 2014
	Weighted Average Amortization Period (In months)	Gross Carrying Amount, net of impairment writedowns	Accumulated Amortization	Transferred from Held for Sale	Impairment Loss	Net Carrying Value
Indefinite Lived Intangible:
Trade name	Indefinite	$8,700,000	$-	$-	$-	$8,700,000

Definite Lived Intangible:
Patent litigation	84	4,451,946	1,971,568	-	87,975	2,392,403
Patents	120	623,600	125,125	3,123,016	3,028,771	592,720
Acquired technology	60	7,270,000	3,919,750	-	-	3,350,250
Customer relationships	60-72	12,850,000	6,682,292	-	-	6,167,708
Software	36	2,095,705	2,095,705	-	-	-
Non-compete agreements	36	212,000	212,000	-	-	-
Trade names	24	44,000	44,000	-	-	-
Total intangibles		$36,247,251	$15,050,440	$3,123,016	$3,116,746	$21,203,081

		As of February 28, 2013
	Weighted Average Amortization Period (In months)	Gross Carrying Amount, net of impairment write downs	Accumulated Amortization	Transfer to Held for Sale	Impairment Loss	Net Carrying Value
Indefinite Lived Intangible:
Trade name	Indefinite	$8,700,000	$-	$-	$-	$8,700,000

Definite Lived Intangible:
Patent litigation	84	7,567,290	1,060,109	-	3,528,386	2,978,795
Patents	120	12,642,189	51,356	3,500,000	8,467,883	622,950
Acquired technology	60	7,270,000	2,465,750	-	-	4,804,250
Customer relationships	60-72	12,850,000	4,143,958	-	-	8,706,042
Software	36	2,095,705	2,095,705	-	-	-
Non-compete agreements	36	212,000	212,000	-	-	-
Trade names	24	44,000	44,000	-	-	-
Total intangibles		$51,381,184	$10,072,878	$3,500,000	$11,996,269	$25,812,037

Amortization of intangible assets was $5.1 million and $5.8 million for the years ended February 28, 2014 and 2013, respectively. Amortization in future fiscal periods is expected to be as follows:

2015	$4,925,257
2016	4,637,330
2017	2,560,303
2018	70,843
2019	70,843
Thereafter	238,505
Total	$12,503,081